Exhibit 10.21

DOUGLAS DYNAMICS HOLDINGS, INC.

2004 STOCK INCENTIVE PLAN

NON-QUALIFIED OPTION AGREEMENT

This Non-Qualified Stock Option Agreement (“Agreement”) is made and entered into as of                                 ,                (the “Date of Grant”) by and between Douglas Dynamics Holdings, Inc., a Delaware corporation (the “Company”), and the person named below as Optionee.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.  THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS ALSO SUBJECT TO COMPLIANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT, DATED AS OF JUNE 30, 2004, AS SUPPLEMENTED, MODIFIED AND AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE SECURITYHOLDERS SIGNATORY THERETO, A COPY OF WHICH AGREEMENT IS AVAILABLE FOR INSPECTION DURING REGULAR BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

WHEREAS, Optionee is an eligible participant in the Company’s 2004 Stock Incentive Plan (the “Plan”); and

WHEREAS, pursuant to the Plan, the committee of the Board of Directors of the Company administering the Plan (the “Committee”) has approved the grant to Optionee of an option to purchase shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

1.             Grant of Option; Certain Terms and Conditions.  The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated on the signature page hereto (the “Option Shares”) at the Exercise Price of $           per share, which option shall expire at 5:00 o’clock p.m., California time, on                                   ,            (the “Expiration Date”) and shall be subject to

all of the terms and conditions set forth in this Agreement (the “Option”).  On each of the first, second, third, fourth and fifth anniversaries of                         ,           , the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the vesting rate of 20% per year.

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an “Incentive Stock Option”).

2.             Acceleration and Termination of Option.

(a)           Change in Control and Other Events Causing Acceleration of Option.  All Options shall become fully exercisable immediately prior to a Change in Control or the dissolution or liquidation of the Company while the Optionee is a member of the Board of Directors of the Company or any of its subsidiaries.  In addition, the Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

(b)           Termination of Directorship.  In the event that Optionee shall cease to be a member of the Board of Directors of the Company or any of its subsidiaries (such event shall be referred to herein as Optionee’s “Termination”) for any reason, then (A) the portion of the Option that has not vested on or prior to the date of such Termination shall terminate as of the date of such Termination and (B) the vested portion of the Option shall terminate as of the date that is one hundred eighty (180) days following the date of such Termination.

(c)           Other Events Causing Termination of Option.  Notwithstanding anything to the contrary in this Agreement, the Option shall terminate (unless the terms of the transaction giving rise to such termination provide otherwise) upon the consummation of the dissolution or liquidation of the Company or a Change of Control, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board of Directors and the stockholders of the Company; provided however, that no such termination shall occur until the Company shall have provided the Optionee with reasonable notice of such pending termination and Optionee shall have been provided reasonable opportunity to exercise the Option, as such Option may be accelerated pursuant to Section 2(a) hereof.

3.             Adjustments.  In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless (i) such event shall cause the Option to terminate pursuant to Section 2(c) hereof, or (ii) the terms of such transaction provide otherwise, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

4.             Exercise.  The Option shall be exercisable during Optionee’s lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee’s death only by the person or entity entitled to do so under Optionee’s last will and testament or applicable intestate law.  The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the “Purchased Shares”) and the aggregate Exercise Price for such shares, together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), or (ii) by a reduction in the amount of Purchased Shares or other property otherwise issuable pursuant to such Option (such reduction to be valued on the basis of the aggregate Fair Market Value, on the date of exercise, of the additional Purchased Shares that would have been delivered to the Optionee upon exercise of the Option), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

5.             Securityholders Agreement.  As of the Date of Grant, the Optionee shall execute and agree to be bound by the terms of that certain Second Amended and Restated Securityholders Agreement among the Company and certain of its securityholders, dated as of June 30, 2004, as amended from time to time (the “Securityholders Agreement”).

6.             Payment of Withholding Taxes.  If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check or other property acceptable to the Secretary of the Company in his sole discretion; and, if the Optionee fails to make such payment, the Company is authorized by the Optionee to withhold from any payments then or thereafter payable to the Optionee, any such amounts or the Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof.  The Committee may, in its sole discretion, allow the Optionee to pay any such amounts through the surrender of whole shares of Common Stock or by having the Company withhold whole shares of Common Stock otherwise issuable upon the exercise of this Option.  Any such shares surrendered or withheld shall be valued at their market value, determined by such method as the Secretary of the Company in his sole discretion shall determine, equal to the sums required to be withheld as of the date on which the amount of tax to be withheld is determined.

7.             Notices.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company c/o Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071-3197, Attention: Bruce D. Meyer, Esq., or to Optionee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

8.             Compliance with Legal Requirements.

(a)           No Option Shares shall be issued or transferred pursuant to this Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been satisfied.  Such requirements may include, but are not limited to, registering or qualifying such Option Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Option Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Act”), and may not be transferred other than in reliance upon Rule 144 or Rule 701 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.  The Company shall use its best efforts to comply with all legal requirements applicable to the issuance or transfer of Option Shares.

(b)           The Optionee understands that the Company intends for the offering and sale of Option Shares to be effected in reliance upon Rule 701 or another available exemption from registration under the Act, and that the Company is under no obligation to register for resale the Option Shares issued upon exercise of the Option, subject to the Securityholders Agreement.  In connection with any such issuance or transfer, the person acquiring the Option Shares shall, if requested by the Company, provide information and assurances satisfactory to counsel to the Company with respect to such matters as the Company reasonably may deem desirable to assure compliance with all applicable legal requirements.

9.             Nontransferability.  Neither the Option nor any interest therein may be Transferred in any manner other than by will or the laws of descent and distribution.

10.           Plan.  The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or of any of Optionee’s rights under this Agreement.  The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Optionee.  Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Optionee or any other person or entity then entitled to exercise the Option.

11.           Stockholder Rights.  No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

12.           Employment Rights.  No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Optionee any right to be or continue, as the case may be, in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan.  Optionee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Optionee at any time and for any reason, or for no reason, unless Optionee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

13.           Governing Law.  This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

14.           Definitions.

An “Affiliate” of a specified Person means a Person that controls, is controlled by, or is under common control with, the specified Person, and in this context, “control”, “controls” and “controlled” mean the direct or indirect power to direct the management and policies or affairs of a Person through the ownership of voting securities or by contract or otherwise and, in the case of a limited partnership, shall include, but shall not be limited to, all of the limited partnership’s general partners and their respective Affiliates.

“Ares” means Ares Corporate Opportunities Fund, L.P., a Delaware limited partnership.

“Ares Purchasers” means Ares and its Affiliates.

“Aurora Purchasers” means Aurora Equity Partners II L.P., a Delaware limited partnership, Aurora Overseas Equity Partners II, L.P., a Cayman Islands limited partnership, and their respective Affiliates and co-investors.

“Beneficial Owner” has the meaning attributed to it in Rules 13d-3 and 13d-5 of the rules and regulations promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 (as in effect on the date hereof), whether or not applicable, except that a Person shall be deemed to have “beneficial ownership” of any securities that such Person has the right to acquire, whether or not such right is exercisable immediately or within 60 days after the date as of which such determination is being made.  “Beneficially Owned” and “Beneficial Ownership” shall have correlative meanings to the term “Beneficial Owner.”

“Capital Stock” means any and all shares, interests, participations or other equivalents  (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing

“Change of Control” means, at any time, (i) the Aurora Purchasers and Ares Purchasers shall cease to collectively beneficially own and control at least 51%, on a fully diluted basis, of the outstanding Capital Stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board (or similar governing body) of the Company, unless the Aurora Purchasers and Ares Purchasers collectively beneficially own and control (a) at least 35%, on a fully diluted basis, of the outstanding Capital Stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board (or similar governing body) of the Company and (b) on a fully diluted basis, more of the outstanding Capital Stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board (or similar governing body) of the Company than any other Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act); (ii) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than the Aurora Purchasers and Ares Purchasers collectively shall have obtained the power (whether or not exercised) to elect a majority of the members of the Board (or similar governing body) of the Company; (iii) the Company shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interests in the Capital Stock of Douglas Dynamics, L.L.C.; or (iv) the majority of the seats (other than vacant seats) on the Board (or similar governing body) of the Company cease to be occupied by Persons who either (a) were members of the Board of the Company on the Initial Date or (b) were nominated for election by the Board of the Company, a majority of whom were directors on the Initial Date or whose election or nomination for election was previously approved by a majority of such directors.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Initial Date” means the date of the filing of the Second Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware

“Option” means any options now or hereafter issued by the Company to purchase Common Stock.

“Person” means a company, a corporation, an association, a partnership, a limited liability company, an organization, a joint venture, a trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

“Transfer” means any sale, exchange, assignment, transfer, pledge, mortgage, hypothecation, gift, grant, encumbrance or other disposition of any kind, whether voluntary, involuntary or by operation of law and whether direct or indirect by transfer of any interest in the subject property or otherwise.

15.           Optionee Address.  Optionee represents that the address set forth on the signature page hereto is Optionee’s true and correct address, and acknowledges that the Company is relying upon such representations for securities law purposes.

IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

DOUGLAS DYNAMICS HOLDINGS, INC.,
a Delaware corporation

By
Name:
Title:

OPTIONEE

[Name of Optionee]

Street Address

City, State and Zip Code

Social Security Number

Number of Shares Subject to Option: